UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

___________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 7, 2022

GERON CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-20859	75-2287752
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

919 E. HILLSDALE BLVD, SUITE 250

FOSTER CITY, CALIFORNIA 94404

(Address of principal executive offices, including zip code)

(650) 473-7700

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	GERN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of New Director

On September 7, 2022, the Board of Directors (the “Board”) of Geron Corporation (the “Company”), upon the recommendation of the Nominating and Corporate Governance Committee of the Board, appointed John F. McDonald to the Board, effective immediately, as a Class I Board member with a term expiring at the Company’s 2024 annual meeting of stockholders (the “2024 Annual Meeting”). The Board has determined that Mr. McDonald is “independent” as contemplated by the Nasdaq Stock Market and other governing laws and applicable regulations, including Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Mr. McDonald serves as Corporate Vice President, Global R&D Business Development, for Novo Nordisk A/S, a global pharmaceutical company, where he leads R&D business development activities and investment strategies, as well as participates in the creation of research, early development, and therapeutic pipeline diversification and augmentation strategies. From 2011 to 2018, Mr. McDonald was Vice President, Business Development, at Biogen Inc., a global biopharmaceutical company, where he led business development and negotiated numerous strategic alliances, licenses and acquisitions. From 2006 to 2011, Mr. McDonald served as Managing Director at MPM Capital LP, a biotechnology investment firm, where he served as the primary business development and asset strategy resource for multiple portfolio companies. Prior to 2006, Mr. McDonald held business development, corporate strategy, and legal roles of increasing responsibility at various biopharmaceutical companies, including at Millennium Pharmaceuticals Inc., a biotechnology company, (now a Takeda Oncology Company, a global pharmaceutical company), Genzyme Corp, a biopharmaceutical company (now part of Sanofi, a global pharmaceutical company) and Genentech, Inc., a biopharmaceutical company, (now a member of the Roche Group, a global pharmaceutical company). In those roles, Mr. McDonald developed relationships with numerous academic institutions, as well as biotechnology and pharmaceutical companies of all stages. Mr. McDonald holds a J.D. from University of California Hastings College of the Law and an M.B.A. and B.S. from the Haas School of Business, University of California, Berkeley.

In accordance with the Company’s Non-Employee Director Compensation Policy (the “Policy”), Mr. McDonald is eligible to receive automatic grants of nonstatutory stock options to purchase the Company’s common stock under and subject to the terms and conditions of the Company’s 2018 Equity Incentive Plan (the “2018 Plan”) and the form of Non-Employee Director Stock Option Agreement under the 2018 Plan. Pursuant to the Policy, in connection with his election, the Company granted to Mr. McDonald a nonstatutory stock option to purchase 200,000 shares of the Company’s common stock (the “First Option”) at an exercise price equal to $2.72 per share, the closing sales price of the Company’s common stock as reported on the Nasdaq Global Select Market on September 7, 2022 (the “Grant Date”). The First Option will have a maximum term of ten years measured from the Grant Date, and will vest and be exercisable in a series of three equal consecutive annual installments on the anniversary of the Grant Date, commencing on the Grant Date, provided that Mr. McDonald continues to provide services to the Company.

In addition, as provided by the Policy, on the date of each annual meeting of the Company’s stockholders, commencing with the annual meeting of stockholders in 2023, Mr. McDonald will be eligible to receive automatic grants of continuing, annual nonstatutory stock options to purchase 125,000 shares of the Company’s common stock (the “Annual Options”), at an exercise price equal to the closing sales price of the Company’s common stock as reported on the Nasdaq Global Select Market on the date of grant. Each Annual Option will vest and become exercisable in full on the earlier of (i) the date of the next annual meeting of the Company’s stockholders or (ii) the first anniversary of the date of grant, provided that Mr. McDonald continues to provide services to the Company through such dates.

Mr. McDonald will also receive cash compensation for his services as a non-employee director as described in the Policy. Under the Policy, Mr. McDonald is entitled to receive an annual cash retainer of $42,500 for service as a member of the Board. The annual cash retainer will be paid in arrears on a pro-rata basis at the end of each quarter. Mr. McDonald will receive a pro-rated retainer amount from the date of his appointment to the end of the quarter ending September 30, 2022.

The foregoing is only a brief description of the terms of the Policy and the related compensatory arrangements, does not purport to be complete, and is qualified in its entirety by reference to (i) the Policy, previously filed as Exhibit 10.20 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 as filed on March 10, 2022, and (ii) the 2018 Plan and the related form of Non-Employee Director Stock Option Agreement under the 2018 Plan, previously filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2022, as filed on August 11, 2022, and Exhibit 10.13 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, as filed on March 7, 2019, respectively.

There are no arrangements or understandings between Mr. McDonald and any other person pursuant to which Mr. McDonald was appointed as a director of the Company, and there is no family relationship between Mr. McDonald and any of the Company’s other directors or executive officers. Mr. McDonald is not a party to any current or proposed transaction with the Company for which disclosure is required under Item 404(a) of Regulation S-K.

In connection with this appointment, the Company and Mr. McDonald will enter into the Company’s standard form of indemnification agreement. Pursuant to the terms of the indemnification agreement, the Company may be required, among other things, to indemnify Mr. McDonald for certain expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by him in any action or proceeding arising out of his service as a director of the Company. The foregoing is only a brief description of the terms of the indemnification arrangement with Mr. McDonald, does not purport to be complete, and is qualified in its entirety by reference to the form of indemnification agreement, previously filed as Exhibit 10.1 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2011, as filed on March 7, 2012.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GERON CORPORATION

Date: September 8, 2022 By: /s/ Stephen Rosenfield

Name: Stephen N. Rosenfield

Title: Executive Vice President,

Chief Legal Officer and Corporate Secretary